NOTICE OF SUBSTITUTION
Dated Sept 1, 2016

Allianz Life Insurance Company of North America
Allianz Life Variable Account A
Allianz Life Variable Account B
Allianz Life Insurance Company of New York
Allianz Life of NY Variable Account C
 (collectively, "Allianz Life")
This notice supplements certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

This Notice is to inform you that Allianz Life has submitted an application to the U.S. Securities and Exchange Commission ("SEC") seeking an order permitting Allianz Life to substitute shares of the Target Funds listed below with shares of the corresponding Destination Funds, owned through variable insurance products issued by Allianz Life. In other words, subject to the receipt of SEC and other regulatory approval, any shares of the Target Funds included below, that you hold through an Allianz Life variable product, will be replaced on the date of the substitution (anticipated to be October 17, 2016) with shares of the Destination Fund. You will receive a confirmation following the substitution.
Target Fund	Destination Fund
Alger Capital Appreciation Portfolio Class 1	AZL® Russell 1000 Growth Index Fund Class 1
Alger Large Cap Growth Portfolio Class 1	AZL® Russell 1000 Growth Index Fund Class 1
Alger Mid Cap Growth Portfolio Class 1	AZL® Mid Cap Index Fund Class 1
Alger Small Cap Growth Portfolio Class 1	AZL® Small Cap Stock Index Fund Class 1
Columbia Variable Portfolio – Select Smaller-Cap Value Fund Class 1	AZL® Small Cap Stock Index Fund Class 1
Davis VA Value Portfolio Class 1	AZL® Russell 1000 Value Index Fund Class 1
Franklin Global Real Estate VIP Fund Class 1 Franklin Global Real Estate VIP Fund Class 2	AZL® Morgan Stanley Global Real Estate Fund Class 1 AZL® Morgan Stanley Global Real Estate Fund Class 2
Franklin Growth and Income VIP Fund Class 1 Franklin Growth and Income VIP Fund Class 2	AZL® Russell 1000 Value Index Fund Class 1 AZL® Russell 1000 Value Index Fund Class 2
Franklin High Income VIP Fund Class 1 Franklin High Income VIP Fund Class 2	AZL® Pyramis Total Bond Fund Class 1 AZL® Pyramis Total Bond Fund Class 2
Franklin Large Cap Growth VIP Fund Class 1 Franklin Large Cap Growth VIP Fund Class 2	AZL® Russell 1000 Growth Index Fund Class 1 AZL® Russell 1000 Growth Index Fund Class 2
Franklin Small Cap Value VIP Fund Class 1 Franklin Small Cap Value VIP Fund Class 2	AZL® Small Cap Stock Index Fund Class 1 AZL® Small Cap Stock Index Fund Class 2
Franklin Small-Mid Cap Growth VIP Fund Class 1 Franklin Small-Mid Cap Growth VIP Fund Class 2	AZL® Mid Cap Index Fund Class 1 AZL® Mid Cap Index Fund Class 2
Invesco V.I. American Franchise Fund Series I Invesco V.I. American Franchise Fund Series II	AZL® Russell 1000 Growth Index Fund Class 1 AZL® Russell 1000 Growth Index Fund Class 2
Invesco V.I. Core Equity Fund Series I	AZL® S&P 500 Index Fund Class 1
Invesco V.I. Growth & Income Fund Series I	AZL® Russell 1000 Value Index Fund Class 1
Invesco V.I. International Growth Fund Series 1	AZL® International Index Fund Class 1
Jennison Portfolio Class II	AZL® Russell 1000 Growth Index Fund Class 2
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	AZL® S&P 500 Index Fund Class 1
Oppenheimer Global Fund/VA Non-Service Shares	AZL® International Index Fund Class 1
Oppenheimer Main Street Fund/VA Class 1	AZL® S&P 500 Index Fund Class 1
SP International Growth Portfolio Class II	AZL® International Index Fund Class 2
Templeton Foreign VIP Fund Class 1 Templeton Foreign VIP Fund Class 2	AZL® International Index Fund Class 1 AZL® International Index Fund Class 2
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From the date of this Notice through the date of the substitution, you are permitted to transfer all of or a portion of your Contract value invested in any subaccount investing in the Target Funds into other available Investment Options available to you under your Contract, without any limitation or charge on the transfer or without the transfer being counted as a transfer for purposes of transfer limitations and fees. In addition, if you do not exercise this free transfer right prior to the substitution, for a period of 30 days after the substitution, you may transfer Contract value invested in the Destination Funds into any one or more other Investment Options available to you under your Contract, again without any limitation or charge on transfers. Any transfers you may make pursuant to this free transfer right will be subject to the restrictions on Investment Option allocations set forth in your Contract. Your free transfer will not count as one of the limited number of transfers permitted in a year free of charge, and Allianz Life will not impose any additional transfer restrictions on this transfer.
If you do not transfer your Contract value from any of the Target Funds prior to the date of the substitution, that amount, at relative net asset value, will be automatically transferred to the corresponding Destination Fund on the date of substitution (anticipated to be October 17, 2016). This automatic transfer will not count toward the number of free transfers available under your Contract, and you will not be assessed a transfer or any other fee for this automatic transfer.
Except for limitations imposed by a living benefit rider, or as described in the market timing limitations of the prospectus, we will not exercise any rights reserved under the Contracts to impose additional restrictions on transfers out of any Destination Fund during the Free Transfer Period.
Allianz Life will send you an additional Notice within five days after the substitution has occurred. The Post-Substitution Notice will remind you of your right, for a period of 30 days following the date of substitution, to transfer from the Destination Funds into one or more other Investment Options available to you under your Contract, if you have not already exercised your free transfer rights.
Also included with this notice is the prospectus for the Destination Funds applicable to your Contract. The most recent prospectus for your Contract may also be included. If you would like further information or a prospectus, free of charge, for any of the Investment Options available under your Contract, or if you would like to make a transfer of your Contract value, please contact your financial professional or call our Service Center toll-free at 800.624.0197. Further information is also available on our website at www.allianzlife.com.

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